EXHIBIT 32.2
CERTIFICATION OF
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Ronald L. Rubin, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Home Diagnostics, Inc. on Form 10-Q for the three and six months ended June 30, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report of Home Diagnostics, Inc. on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Home Diagnostics, Inc.

Date: August 7, 2009	By:	/s/ Ronald L. Rubin
		Name:	Ronald L. Rubin
		Title:	Senior Vice President and Chief Financial Officer